As Filed with the Commission on December 13, 2016
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 13, 2016

ABCO ENERGY, INC.
 (Name of registrant as specified in its Charter)

NEVADA	000-55235	20-1914514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 North Wilmot, #211, Tucson, AZ	85712
(Address of principal executive offices)	(Zip Code)

(520) 777-0511
(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

The Board of Directors of ABCO Energy, Inc., a Nevada corporation (the “Company”) has approved a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-10 (the “Reverse Stock Split”).

On December 13, 2016, the Company issued a press release announcing the Reverse Stock Split.  A copy of the press release is filed herewith as Exhibit 99.1.

Reason for the Reverse Stock Split

The Reverse Stock Split is being effected in accordance with the Company’s obligation to effect a reverse stock split of the Common Stock to facilitate the consummation of the Securities Purchase Agreement with Blackbridge Capital, LLC, effective September 30, 2016, pursuant to which Blackbridge agreed to purchase up to $5,000,000 worth of shares of the Company’s common stock.  See the Company’s Form 8-K filed  with the SEC on November 29, 2016.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number.  The Reverse Stock Split becomes effective with FINRA (the Financial Industry Regulatory Authority) and in the marketplace at the open of business on December 22, 2016 (the “Effective Date”), whereupon the shares of common stock will begin trading on a split adjusted basis.  On the Effective Date, the Company’s trading symbol will change to “ABCED” for a period of 20 business days, after which the “D” will be removed from the Company’s trading symbol, which will revert to the original symbol of “ABCE”.  In connection with the Reverse Stock Split, the Company’s CUSIP number will change to  00287V2043.

Split Adjustment; No Fractional Shares.  On the Effective Date, the total number of shares of the Company’s Common Stock held by each stockholder will be converted automatically into the number of whole shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by such stockholder immediately prior to the Reverse Stock Split, divided by (ii) 10.

No fractional shares will be issued, and no cash or other consideration will be paid.  Instead, the Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

Non-Certificated Shares; Certificated Shares.  Stockholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent at the address given below.  The transfer agent will issue a new share certificate reflecting the terms of the Reverse Stock Split to each requesting stockholder.

VStock Transfer
18 Lafayette Place
Woodmere, New York 11598
Phone:  (212) 828-8436
Facsimile: (646) 536-3179

  State Filing.  The Reverse Stock Split was effected by the Company filing a Certificate of Change (the “Certificate”) pursuant to Nevada Revised Statues (“NRS”) Section 78.209 with the Secretary of State of the State of Nevada on December 13, 2016.  The Certificate is not effective until the Effective Date.  Under Nevada law, no amendment to the Company’s Articles of Incorporation is required in connection with the Reverse Stock Split.  A copy of the Certificate is attached hereto as Exhibit 3.1 and incorporated herein by reference.

No Stockholder Approval Required.  Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval is required.  NRS Section 78.207 provides that the Company may effect the Reverse Stock Split without stockholder approval if (x) both the number of authorized shares of Common Stock Split (y) the Reverse Stock Split does not adversely affect any other class of stock of the Company and (z) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split.  As described herein, the Company has complied with these requirements.

Capitalization.  The Company is currently authorized to issue 500,000,000 shares of Common Stock.  As a result of the Reverse Stock Split, the Company will be authorized to issue 50,000,000 shares of Common Stock.  As of December 12, 2016, there were   267,689,104  shares of Common Stock outstanding.  As a result of the Reverse Stock Split, there will be approximately  26,790,000 shares of Common Stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares).  The Reverse Stock Split will not have any effect on the stated par value of the Common Stock.

The Reverse Stock Split does not affect the Company’s authorized preferred stock.  There are no outstanding shares of the Company’s preferred stock.  After the Reverse Stock Split, the Company’s authorized preferred Stock of  2,857,837 shares will remain unchanged.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged except for minor changes and adjustments that will result from rounding fractional shares into whole shares.  The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split

All options, warrants, and convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be appropriately adjusted by dividing the number of shares of Common Stock into which the options, warrants and convertible securities are exercisable or convertible by 10 and multiplying the exercise or conversion price thereof by 10, as a result of the Reverse Stock Split.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information required by this Item 5.03 is set forth in Items 3.03 above, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

3.1	Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209, as filed by ABCO Energy, Inc. with the Secretary of State of the State of Nevada on December 13, 2016.

99.1	Press Release of ABCO Energy, Inc. dated December 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABCO ENERGY, INC. (Registrant)

Date: December 13, 2016	By:	/s/ Charles O’Dowd
Charles O’Dowd
Chief Financial Officer

Exhibit No.	Description

3.1	Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209, as filed by ABCO Energy, Inc. with the Secretary of State of the State of Nevada on December 13, 2016.

99.1	Press Release of ABCO Energy, Inc. dated December 13, 2016.